UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 30, 2005

Centrue Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-15025	36-3846489
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

310 S. Schuyler, P.O. Box 552, Kankakee, Illinois		60901
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	815-937-4440

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

The Company’s board of directors has approved the extension of the current repurchase program that was originally announced in October of 2004. Under the terms of the program, the board originally authorized the Company to repurchase up to approximately 485,000 shares of its common stock, which was approximately 20% of the issued and outstanding shares at that time. Under the program, the Company has repurchased 217,365 shares and has authority to repurchase an additional 267,298. The program was extended through December 31, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Centrue Financial Corporation

December 30, 2005	By:	Thomas A. Daiber

Name: Thomas A. Daiber
Title: Chief Executive Officer